Exhibit 99.1

Westrock Coffee Company, a Leading Integrated Coffee, Tea, Flavors, Extracts, and Ingredients Solutions Provider, to Become a Public Company Through Business Combination with Riverview Acquisition Corp.

Purpose-driven company that serves the world’s most iconic brands and delivers measurable global impact through sustainable sourcing, digitally traceable supply chain management, has strong financial profile and revenue growth

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Westrock Coffee offers a highly scalable platform and is delivering strong financial results with estimated 2022 revenue of approximately $960 million and projected adjusted EBITDA of approximately $75 million

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The transaction values Westrock Coffee at an enterprise value of approximately $1.086 billion at $10 per share and, assuming no redemptions by Riverview shareholders, will deliver approximately $500 million in gross cash proceeds to the combined company

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The transaction includes $250 million in common stock PIPE commitments at $10 per share, including $60 million from R. Brad Martin, NFC Investments, LLC, and the other Riverview Acquisition Corp. founders, $25 million from Westrock Coffee founders, and $78 million each from HF Capital, the Haslam family investment office, and funds managed by Southeastern Asset Management.

•	Westrock Coffee’s existing shareholders are rolling 100% of their shares into the combined company

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Westrock Coffee has also secured a financing commitment from Wells Fargo for a $300 million Senior Secured Pro Rata Credit Facility including a $150 million term loan and a $150 million revolving loan commitment. The term loan will be fully funded at closing and the revolver is expected to be largely undrawn

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Following the close of the transaction and the refinancing of Westrock Coffee’s debt, the Company will have a strong balance sheet with an expected net cash position of approximately $120 million, assuming no redemptions by Riverview shareholders

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Founded on a mission to positively impact the coffee, tea, and extracts market from crop to cup, Westrock Coffee is leading the industry through sustainable sourcing, digitally traceable supply chain management, and the improvement of the lives of 1.5 million smallholder farmers around the world

•	A webcast of a conference call with Westrock Coffee and Riverview Acquisition Corp. leadership, as well as an associated investor presentation, is accessible at www.westrockcoffee.com/pages/investors

Little Rock, AR – April 4, 2022 – Westrock Coffee Holdings, LLC (“Westrock Coffee,” or “the Company”) today announced its plan to go public via a business combination with Riverview Acquisition Corp. (NASDAQ: RVAC) (“RVAC” or “Riverview”), which values the Company at approximately $1.086 billion. The proposed business combination will allow Westrock Coffee to accelerate the build-out of the United States’ largest roasting to ready-to-drink facility, as well as the Company’s further expansion into Europe, Asia Pacific, and the Middle East in support of its blue-chip customers. Upon the closing of the transaction, the combined company will be named Westrock Coffee Company and is expected to be listed on the Nasdaq under the ticker symbol “WEST.”

Westrock Coffee is led by Chief Executive Officer and Co-Founder Scott Ford, previously President and CEO of Alltel Wireless. Riverview is led by its Chairman and CEO, R. Brad Martin, Retired Chairman and CEO of Saks Incorporated and current Board member of FedEx Corporation and Pilot Company.

Company Overview

Westrock Coffee supplies the world’s most iconic brands with the world’s most innovative coffee, tea, flavors, extracts, and ingredients products. As the “brand behind the brands,” Westrock Coffee’s long-tenured customers include blue-chip market leaders across the retail, restaurant and food service, convenience store and travel center, non-commercial account, CPG, and hospitality industries. Westrock Coffee currently provides over 20 million cups of coffee to the world daily. The Company is also the largest custom/private label coffee and tea provider to restaurants in the United States by volume, and the second largest coffee extract provider in ready-to-drink coffee.

Westrock Coffee is leading the industry in sustainable sourcing and digitally traceable supply chain technologies that provide transparency from the farmer through the finished product. The Company was founded 13 years ago with the belief that growth is an inevitable byproduct of investments in infrastructure, farmer development, supply chain traceability and transparency, product innovation, and technological advancement. Mr. Ford founded the company with a goal to create economic opportunity for farmers, their families, and the communities where they live.

Today, Westrock Coffee sources from more than 1.5 million smallholder farmers in 35 countries worldwide. Its hands-on approach to working with its farmer partners has led to improved social, economic, and environmental standards for people around the world while expanding its offerings to its customers. Westrock Coffee’s proprietary digital tracing technology stack gives its customers visibility into every step of the supply chain. As a result, the Company has grown exponentially since its founding, with total net revenues expected to exceed $960 million in 2022.

This transaction will support Westrock Coffee’s mission to build and efficiently operate the preeminent integrated coffee, tea, flavors, extracts, and ingredients supply chain in the world. Proceeds from the transaction will be used to fuel the Company’s organic growth plans, including further expansion of its product and solution offerings and customer base, and the build-out of manufacturing facilities in the U.S., including the largest, roasting to ready-to-drink facility in the nation. Funds will also be used in the pursuit of strategic acquisitions, and the acceleration of growth in existing and international markets including Europe, Asia Pacific, and the Middle East.

Scott Ford, CEO and Co-Founder of Westrock Coffee, stated: “The announcement today to go public via this transaction with Riverview represents a truly important milestone in Westrock Coffee’s journey. We started Westrock Coffee when we saw the need for coffee farmers in Rwanda to earn a living wage and realized that a new business model for the industry could enable this outcome while being self-sustaining and un-reliant on the vagaries of charity or consumer price premiums. Our mission to positively impact the coffee, tea, flavors, extracts, and ingredients market from crop to cup has proven to be both enormously successful and gratifying. Our scaled platform and comprehensive portfolio of beverage solutions has allowed us to deliver high-quality coffee, tea, and extracts products to the largest and most recognizable names in the world, while making a noticeable impact in the lives of our farmer partners, by empowering them economically to improve their lives and the lives of those in their communities.”

Ford continued, “As we were considering entering the public market, we had the opportunity to meet Brad Martin, an accomplished executive whose big heart and experience with scaled operating platforms made him the ideal partner to help fulfill our global mission. This transaction, in partnership with Brad and the incredible team at Riverview Acquisition Corp., will catapult our efforts globally and open a pathway for public investors to participate in our important work.”

R. Brad Martin, CEO of Riverview, commented: “When we launched Riverview Acquisition Corp., I stated that our objective was to find a merger partner in an attractive business with tangible growth prospects in which we could invest, a solid market position with competitive strengths, and an experienced, public company-ready management team that has demonstrated a commitment to maximizing value while operating with the highest level of integrity. I’m pleased that we are able to announce today that we have achieved that objective in our proposed merger with Westrock Coffee.”

Martin continued, “I’ve long admired the Ford family, and because of my respect for them, I approached them about the possibility of partnering with Riverview. The intense customer, commercial, and mission focus of the Westrock team has built a terrific business over the last 13 years, and now the Company is poised for a very promising future. The Westrock management team will be the largest equity owners in our Company, and my fellow shareholders in Riverview Acquisition Corp. and my partners in the PIPE investment are delighted to become part of the Westrock family.”

Westrock Coffee Investment Highlights

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Purpose-driven mission delivers measurable and sustained impact. Westrock Coffee was founded on the belief that growth is an inevitable byproduct of investments in infrastructure, farmer development, supply chain, product innovation, and technological advancement when combined with exceptional personal service. This growth provides smallholder farmers and their families in developing countries the ability to advance their quality of life and economic well-being.

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Proprietary, digitally traceable supply chain technology. Creation and management of a sustainable and digitally traceable supply chain from the original farmer transaction through the finished consumer packaged good is a cornerstone of Westrock Coffee’s differentiation.

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Large and growing total addressable market of $318 billion. The global coffee and tea market provides significant opportunity, including a TAM of $37 billion in Westrock Coffee’s traditional core business.

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Unparalleled customer value proposition. Leading brands choose Westrock Coffee because it is singularly positioned to meet their needs, while simultaneously driving a new standard for sustainably sourced products. Westrock Coffee provides a comprehensive product and service offering to its customers, including a full range of beverage concentrate and flavoring systems. In addition to great tasting, high quality beverage solutions, customers rely on Westrock Coffee for best-in-class product innovation, consumer insights, and customer service.

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Tenured, flagship customers with global operations. Westrock Coffee serves the largest and most iconic brands across multiple industries – the average tenure for Westrock Coffee’s top 20 customers, including businesses the Company has acquired since founding, is almost 20 years.

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Strong financial profile and growth trajectory. Westrock Coffee is a highly scalable platform that is gaining market share and delivering strong financial results – 2022 net revenue is estimated to grow to approximately $960 million, driving projected Adjusted EBITDA growth of approximately 60% to $75 million.

Transaction Overview

The transaction values the combined company at a pro forma enterprise value of approximately $1.086 billion at $10 per share, representing 1.1 times projected 2022 revenues and approximately 14.5 times projected 2022 Adjusted EBITDA.

As part of the transaction, Westrock Coffee will convert into a corporation and all of Westrock Coffee’s existing shareholders will roll 100% of their shares into the new Company and, assuming no redemptions from Riverview shareholders, will hold approximately 53% of the shares of the combined company on closing.

Assuming no redemptions from Riverview shareholders, the transaction will deliver approximately $500 million in gross cash proceeds to the combined company including $250 million in common stock PIPE commitments at $10 per share, funded by $60 million from R. Brad Martin, NFC Investments, LLC, and the other Riverview Acquisition Corp. founders, $25 million from Westrock Coffee founders, and $78 million each from HF Capital, the Haslam family investment office, and funds managed by Southeastern Asset Management.

In connection with the transactions, Westrock Coffee has secured a financing commitment from Wells Fargo for a $300 million Senior Secured Pro Rata Credit Facility to be entered into at closing, which will be used to re-finance the Company’s existing debt and fund its expansion plans.

The Boards of Directors of Westrock Coffee and Riverview have each unanimously approved this transaction. The transaction is subject to customary closing conditions, including approval of the shareholders of RVAC. The transaction is expected to close by the end of the third quarter of 2022.

Additional information about the proposed transaction, including a copy of the transaction agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by RVAC with the Securities and Exchange Commission (“SEC”) and will be available on the Riverview website at www.riverviewacquisition.com, the Westrock Coffee website at www.westrockcoffee.com/pages/investors and at the SEC’s website at http://www.sec.gov/.

Advisors
Stifel is serving as Lead Financial Advisor and Wells Fargo Securities, LLC is serving as Financial Advisor to Westrock Coffee. Stifel and Wells Fargo Securities, LLC are both serving as Capital Market Advisors to Westrock Coffee. Wachtell, Lipton, Rosen & Katz is acting as legal counsel to Westrock Coffee.

Stephens Inc. is serving as Financial and Capital Markets Advisor, and Cantor Fitzgerald & Co. is serving as Capital Markets Advisor to Riverview. King & Spalding LLP is acting as legal counsel to Riverview.

Investor Conference Call Information
Westrock Coffee and Riverview leadership will host a joint investor conference call to discuss the proposed transaction today, April 4th, 2022, at 7:30 AM ET. The conference call, as well as an associated investor presentation, can be accessed here, or on the Westrock Coffee investor relations website at www.westrockcoffee.com/pages/investors. Interested parties may also listen to the prepared remarks via telephone by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering pin number: 13728507. The telephone replay of the call will be available until Monday, April 11, 2022 at 11:59 PM ET, and a replay of the webcast will be archived on the investor relations website.

About Westrock Coffee Holdings, LLC
Westrock Coffee Holdings, LLC is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the U.S., providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to retail, food service and restaurant, convenience store and travel center, non-commercial account, CPG, and hospitality industries around the world. With offices in 10 countries, the company sources coffee and tea from 35 origin countries.

About Riverview Acquisition Corporation
Riverview Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Management is led by Chief Executive Officer R. Brad Martin, President Charles K. Slatery, and Chief Financial Officer Will Thompson.

Additional Information and Where to Find It
In connection with the proposed transaction, Westrock Coffee will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Riverview and a prospectus of Westrock Coffee, as well as other relevant documents concerning the proposed transaction.  INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Riverview stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Westrock Coffee and Riverview, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to Riverview Acquisition Corp., 510 South Mendenhall Road, Suite 200, Memphis, TN 38117, (901) 767-5576.

Participants in Solicitation
Riverview and its directors and executive officers may be deemed participants in the solicitation of proxies from Riverview’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Riverview is contained in Riverview’s final prospectus related to its initial public offering dated August 5, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Riverview in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation
This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Westrock Coffee, Riverview, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements
Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect, "should," "would," "plan," "predict,” "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objections, expectations, and intentions of Westrock Coffee and Riverview, the expected timing of completion of the transaction, and other statements that are not historical facts. These statements are based on information available to Westrock Coffee and Riverview as of the date hereof and neither Westrock Coffee nor Riverview is under any duty to update any of the forward-looking statements after the date of this Presentation to conform these statements to actual results.  These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Westrock Coffee and Riverview as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee and Riverview. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Riverview is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the amount of redemption requests made by Riverview's stockholders; the ability of Riverview or Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; and those factors discussed in Riverview's final prospectus dated May 15, 2020 under the heading "Risk Factors," and other documents Riverview has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Riverview nor Westrock Coffee presently know, or that Riverview or Westrock Coffee currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Riverview's and Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Riverview and Westrock Coffee anticipate that subsequent events and developments will cause Riverview's and Westrock Coffee's assessments to change. However, while Riverview and Westrock Coffee may elect to update these forward-looking statements at some point in the future, Riverview and Westrock Coffee specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Riverview's and Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:
ICR for Westrock: Westrock@icrinc.com

Investor Relations:
ICR for Westrock: WestrockIR@icrinc.com